UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 10, 2022

SANUWAVE HEALTH, INC.

(Exact Name of Registrant as Specified in its Charter)
Nevada	000-52985	20-1176000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3360 Martin Farm Road , Suite 100
Suwanee, Georgia 30024
(Address of Principal Executive Offices, Including Zip Code)

(770) 419-7525
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which quoted
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 10, 2022, Mr. John Nemelka informed the board of directors (the “Board”) of Sanuwave Health, Inc. (the “Company”) of his resignation as a member of the Board, effective immediately. Mr. Nemelka’s resignation was not the result of any disagreement with the Company.

On April 10, 2022, Messrs. Jeffrey Blizard, Ian Miller and Jim Tyler were appointed to the Board, effective immediately. Messrs. Blizard, Miller and Tyler will each serve as a director with terms expiring at the next annual meeting and until a successor has been duly elected and qualified. The Board appointed (i) Mr. Blizard as the Chairman of the Compensation Committee and as a member of each of the Audit Committee and Nominating and Corporate Governance Committee, (ii) Mr. Miller as the Chairman of the Audit Committee, effective upon filing of the Form 10-K for fiscal year 2021 (the “2021 10-K”), and as a member of the Nominating and Corporate Governance Committee, effective immediately, (iii) Mr. Stolarski as a member of the Compensation Committee and as Acting Chairman of the Audit Committee until the 2021 10-K is filed, at which point Mr. Miller will become the Chairman of the Audit Committee and Mr. Stolarski will become a member of the Audit Committee, and (iv) Mr. Tyler as the Chairman of the Nominating and Corporate Governance Committee and as a member of the Compensation Committee.

 Messrs. Blizard, Miller and Tyler will each receive the Company’s standard non-employee director cash and equity compensation.

 There are no arrangements or understandings between Messrs. Blizard, Miller and Tyler and any other person pursuant to which each was selected as a director. Messrs. Blizard, Miller and Tyler each have no direct or indirect material interest in any transaction or proposed transaction required to be reported under Item 404(a) of Regulation S-K or Item 5.02(d) of Form 8-K.

Item 7.01	Regulation FD Disclosure.

            On April 12, 2022, the Company issued a press release announcing the appointment of Messrs. Blizard, Miller and Tyler to the Board of Directors as set forth in Item 5.02 of this Current Report on Form 8-K.

            A copy of the press release is furnished as Exhibit 99.1 hereto. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated April 12, 2022.

104	Cover Page Interactive Data File––the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANUWAVE HEALTH, INC.

Date: April 15, 2022	By:	/s/ Kevin Richardson
Kevin Richardson
Chief Executive Officer